The
Municipal
Fund
Accumulation
Program,
Inc.



Semi-Annual Report

June 30, 1998






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





The Municipal Fund
Accumulation Program, Inc.
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper




To Our Shareholders:

For the six-month period ended June 30, 1998, The Municipal Fund Accumulation Program, Inc.'s net annualized yield was 4.82%. The Program's total investment return for the six-month period ended June 30, 1998 was +2.08%, based on a change in per share net asset value from $19.22 to $19.02, and assuming reinvestment of $0.517 per share income dividends and $0.077 per share capital gains distributions. (Additional performance information can be found on page 3 of this report to shareholders.)

The Municipal Market Environment
During the six-month period ended June 30, 1998, long-term tax-exempt revenue bond yields were little changed. Throughout the period, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. These concerns pushed bond yields modestly higher by late April.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. Long-term uninsured municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 5 basis points (0.05%) to end the June quarter at 5.34%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term USTreasury bond yields declined approximately 30 basis points to end the June quarter at 5.62%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first six months of 1998, more than $145 billion in new tax-exempt bonds were under-written, an increase of over 50% compared to the same period a year ago. During the quarter ended June 30, 1998, municipalities issued over $75 billion in new securities, an increase of more than 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Earlier this year, municipal bond investors received approximately $30 billion in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far in 1998. Historically, the month of July tends to be a period of strong investor demand as seasonal factors generate strong income flows.

It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This past winter's economic strength may have borrowed from future quarters' growth. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filings have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries may have lowered US economic growth by as much as 2% in the first quarter of 1998. Since further trade deterioration is possible in the coming months, we do not believe that the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates in general are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At June 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%--88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy
For the six-month period ended June 30, 1998, we managed the Program with the intent of sustaining an appealing level of tax-exempt income while simultaneously seeking to achieve an above-average total return. During the period, our strategy was to maintain a fully invested position and use any dips in the market to aggressively restructure the Program while using market rallies to sell more aggressively structured bonds.

As the overall trend in interest rates for the six-month period was down, market volatility created a trading range. Interest rates fluctuated rapidly during the period as opinions vacillated on inflation and whether the Federal Reserve Board was going to raise interest rates. Overall, we believed that inflation was not a problem and therefore positioned the Program to benefit from a decline in interest rates. As a result of this strategy, the Program had an above-average total return and yield relative to the industry average of comparable tax-exempt funds.

Looking ahead, we believe that interest rates will continue to fluctuate until a sustained slowdown in the US economy drives them lower. To that end, our strategy will concentrate on extending duration on any market back-ups to seek to enhance the total return of the Program.

In Conclusion
We appreciate your ongoing interest in The Municipal Fund
Accumulation Program, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager



August 10, 1998





The Municipal Fund Accumulation Program, Inc.
Average Annual Total Return

Period Covered                    % Return

Year Ended 6/30/98                  +7.69%
Five Years Ended 6/30/98            +5.26
Ten Years Ended 6/30/98             +7.39





Portfolio Abbreviations

To simplify the listings of The Municipal Fund Accumulation Program, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
EDA            Economic Development Authority
GO             General Obligation Bonds
HDA            Housing Development Authority
HFA            Housing Finance Agency
IDA            Industrial Development Authority
PCR            Pollution Control Revenue Bonds
S/F            Single-Family
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 1998                                                               (in Thousands)
                S&P      Moody's     Face                                                                        Value
State          Rating    Rating     Amount                      Issue                                          (Note 1a)
Alabama--                                   Huntsville, Alabama, Health Care Authority (c):
1.8%            AAA       Aaa     $ 5,000    (Health Care Facilities), Series B, 6.625% due
                                             6/01/2004 (b)                                                      $  5,703
                AAA       Aaa       4,050    Series A, 5% due 6/01/2023                                            3,935

Arkansas--      AAA       NR*       3,055   Arkansas State Development Finance Authority, S/F Mortgage
0.6%                                        Revenue Bonds (Mortgage-Backed Securities Program),
                                            Series C, 6.60% due 7/01/2017 (g)                                      3,307

California--    AAA       Aaa       2,825   Anaheim, California, Public Financing Authority, Lease
12.9%                                       Revenue Bonds (Public Improvements Project), Senior Series A,
                                            5% due 3/01/2037 (i)                                                   2,743
                AA-       Aa        4,955   California HFA, Home Mortgage Revenue Bonds, AMT, Series
                                            F-1, 7% due 8/01/2026                                                  5,364
                                            California State Public Works Board, Lease Revenue Bonds:
                A         A2        2,000    (California State University), Series C, 5.40% due 10/01/2022         2,036
                A         Aaa       8,000    (Department of Corrections--Monterey County--Soledad II),
                                             Series A, 6.875% due 11/01/2004 (b)                                   9,319
                AAA       Aaa       1,240    (Various California State University Projects), Series A,
                                             6.70% due 10/01/2002 (b)                                              1,391
                A+        A         1,625    (Various California State University Projects), Series A,
                                             6.30% due 10/01/2004 (b)                                              1,836
                AAA       Aaa       1,270    (Various University of California Projects), Series A,
                                             6.60% due 12/01/2002 (b)                                              1,424
                A+        A1        4,450   California State, Refunding, GO, UT, 5% due 2/01/2025                  4,351
                AAA       Aaa       3,000   Los Angeles County, California, Metropolitan Transportation
                                            Authority, Sales Tax Revenue Refunding Bonds, Proposition A--
                                            First Tier, Senior Series A, 5.25% due 7/01/2027 (c)                   3,010
                AA-       A1        5,260   Los Angeles County, California, Transportation Commission,
                                            Sales Tax Revenue Refunding Bonds, Series B, 6.50% due 7/01/2013       5,642
                AAA       Aaa       1,250   M-S-R Public Power Agency, California, Revenue Refunding Bonds
                                            (San Juan Project), 6.75% due 7/01/2020 (a)(c)                         1,491
                AAA       Aaa       5,500   San Diego, California, Special Tax, Refunding (Community
                                            Facilities District No. 1), 4.75% due 9/01/2020 (c)                    5,228
                AAA       Aaa      18,000   San Francisco, California, Bay Area Rapid Transit District,
                                            Sales Tax Revenue Refunding Bonds, 4.75% due 7/01/2023 (e)            17,006
                AAA       Aaa       5,025   Stockton, California, Revenue Bonds (Wastewater Treatment Plant
                                            Expansion), COP, Series A, 6.80% due 9/01/2004 (b)(d)                  5,818
                                            Watsonville, California, Water Revenue Refunding Bonds (c):
                AAA       Aaa         350    4.50% due 5/15/2009                                                     348
                AAA       Aaa         400    4.75% due 5/15/2011                                                     400
                AAA       Aaa         375    4.80% due 5/15/2012                                                     373
                AAA       Aaa         525    4.90% due 5/15/2013                                                     523
                AAA       Aaa         430    4.90% due 5/15/2014                                                     426


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 1998 (continued)                                                   (in Thousands)
                S&P      Moody's     Face                                                                        Value
State          Rating    Rating     Amount                      Issue                                          (Note 1a)
Colorado--      AA+       NR*     $ 2,205   Colorado HFA, S/F Program, AMT, Series D-3, 7.20% due 8/01/2023     $  2,336
1.1%            AAA       Aaa       3,000   University of Colorado, Hospital Authority Revenue Bonds,
                                            Series A, 6.25% due 11/15/2002 (b)(e)                                  3,307

Connecticut--   AAA       Aaa       2,000   Connecticut State Development Authority, Water Facility, Revenue
1.8%                                        Refunding Bonds (Connecticut Water Company Project), 6.65% due
                                            12/15/2020 (e)                                                         2,249
                AA        Aa        3,825   Connecticut State, HFA, Housing Mortgage Revenue Bonds (Finance
                                            Program), Sub-Series B-1, 6.125% due 5/15/2018                         4,063
                AAA       Aaa       3,000   Connecticut State, Health and Educational Facilities Authority
                                            Revenue Bonds (Norwalk Hospital), Series D, 6.25% due 7/01/2022 (c)    3,247

Delaware--      AAA       Aaa       2,000   Delaware River and Bay Authority, Delaware, Revenue Refunding
0.3%                                        Bonds, 4.75% due 1/01/2024 (c)                                         1,886

Florida--7.6%   AAA       Aaa      25,695   Florida State Turnpike Authority, Turnpike Revenue Refunding
                                            Bonds, Series A, 4.75% due 7/01/2021 (d)                              24,402
                                            Miami--Dade County, Florida, Special Obligation Refunding
                                            Bonds, Series A (c)(j):
                AAA       Aaa       7,000    5.57% due 10/01/2021                                                  2,037
                AAA       Aaa       8,775    5.579% due 10/01/2022                                                 2,416
                                            Tampa, Florida, Health System Revenue Bonds (Catholic Health)(c):
                AAA       Aaa       9,340    Series A-1, 4.875% due 11/15/2023                                     8,946
                AAA       Aaa       2,500    Series A-3, 4.75% due 11/15/2028                                      2,334

Georgia--       A+        A3       10,460   Georgia Municipal Electric Authority, Power Revenue Bonds,
3.4%                                        Series Y, 6.50% due 1/01/2017                                         12,098
                AAA       Aaa       5,000   Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales
                                            Tax Revenue Bonds, Second Indenture, Series A, 6.90% due
                                            7/01/2004 (b)(c)                                                       5,780

Illinois--3.0%  AA-       Aa3       5,000   Illinois Development Finance Authority Revenue Bonds
                                            (Presbyterian Home Lake), Series B, 6.40% due 9/01/2031                5,569
                NR*       VMIG1++  10,200   Illinois Health Facilities Authority Revenue Bonds (Resurrection
                                            Health Care System), VRDN, 4.15% due 5/01/2011 (h)                    10,200

Indiana--1.5%   NR*       Aaa       4,315   Indiana State Educational Facilities Authority Revenue Bonds
                                            (University of Notre Dame Project), 6.70% due 3/01/2004 (b)            4,919
                AA-       A1        1,000   Indiana State Office Building Commission, Capital Complex
                                            Revenue Refunding Bonds (State Office Building-II Facility),
                                            Series D, 6.90% due 7/01/2011                                          1,202
                AA        NR*       1,865   Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                            Refunding, Series D, 6.75% due 2/01/2020                               2,065

Louisiana--     AAA       Aaa       2,900   New Orleans, Louisiana, Refunding, 6.125% due 10/01/2016 (e)           3,190
0.6%

Maine--0.9%     AA        Aa2       4,480   Maine State Housing Authority, Mortgage Purchase, Series D,
                                            6.80% due 11/15/2025                                                   4,810

Massachu-                                   Massachusetts Bay Transportation Authority, Refunding Bonds
setts--6.6%                                 (General Transportation System), Series A (c):
                AAA       Aaa       8,000    4.75% due 3/01/2021                                                   7,579
                AAA       Aaa      12,200    4.50% due 3/01/2026                                                  11,045
                A+        Aa        3,000   Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT,
                                            Series 38, 7.20% due 12/01/2026                                        3,266


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 1998 (continued)                                                   (in Thousands)
                S&P      Moody's     Face                                                                        Value
State          Rating    Rating     Amount                      Issue                                          (Note 1a)
Massachu-                                   Massachusetts State Health and Educational Facilities
setts                                       Authority Revenue Bonds (c):
(concluded)     AAA       Aaa      $2,550    (Northeastern University), Series E, 6.55% due 10/01/2022          $  2,809
                AAA       Aaa       1,390    (University Hospital), Series C, 7.25% due 7/01/2019                  1,492
                A1+       VMIG1++     300   Massachusetts State Industrial Finance Agency, PCR,
                                            Refunding (Holyoke Water Power Company), VRDN, Series A,
                                            3.20% due 5/01/2022 (h)                                                  300
                AAA       Aaa       1,000   Massachusetts State Port Authority Revenue Bonds, 13% due
                                            7/01/2013 (a)                                                          1,712
                AAA       Aaa       7,055   Massachusetts State Water Resources Authority, Refunding,
                                            Series B, 5% due 3/01/2022 (c)                                         6,887

Michigan--                                  Michigan State Strategic Fund, Limited Obligation Revenue
0.9%                                        Refunding Bonds (Detroit Edison Company):
                AAA       Aaa       1,000    (Plantation Project), 6.875% due 12/01/2021 (d)                       1,092
                AAA       Aaa       2,000    Series BB, 7% due 5/01/2021 (e)                                       2,525
                AAA       Aaa       1,000    Series CC, 6.95% due 9/01/2021 (d)                                    1,089

Minnesota--     AA        Aa2       4,005   Minnesota State, HFA, S/F Mortgage, AMT, Series M, 6.70%
0.8%                                        due 7/01/2026                                                          4,266

Montana--       AA+       Aa2       4,385   Montana State Housing Board, S/F Program, AMT, Series B-2,
0.9%                                        6.90% due 6/01/2025                                                    4,748

Nevada--        AAA       Aaa       2,000   Clark County, Nevada, PCR, Refunding (Nevada Power Company
0.9%                                        Project), Series B, 6.60% due 6/01/2019 (d)                            2,187
                AAA       Aaa       2,210   Nevada Housing Division, S/F Program, AMT, Series E, 7.05% due
                                            4/01/2027                                                              2,377

New             AAA       Aaa       2,000   New Hampshire Higher Educational and Health Facilities
Hampshire--                                 Authority, Revenue Refunding Bonds (University System of
0.4%                                        New Hampshire), 6.25% due 7/01/2020 (c)                                2,165

New Jersey--                                Casino Reinvestment Development Authority, New Jersey, Parking
4.8%                                        Fee Revenue Bonds, Series A (i):
                AAA       Aaa       2,500    5.20% due 10/01/2008                                                  2,630
                AAA       Aaa       3,000    5.25% due 10/01/2014                                                  3,063
                AAA       Aaa       5,000   New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care
                                            Corporation), 6.50% due 7/01/2024 (i)                                  5,564
                AAA       Aaa       1,000   New Jersey Health Care Facilities Financing Authority, Revenue
                                            Refunding Bonds (Hackensack Medical Center), 6.625% due
                                            7/01/2001 (b)(d)                                                       1,091
                AAA       Aaa       1,500   New Jersey Sports and Exposition Authority, Luxury Tax Revenue
                                            Refunding Bonds (Convention Center), Series A, 6.25% due
                                            7/01/2020 (c)                                                          1,629
                A+        Aa        5,000   New Jersey Sports and Exposition Authority (State Contract),
                                            Series A, 6.50% due 3/01/2019                                          5,467
                AAA       Aaa       3,000   New Jersey State Housing and Mortgage Finance Agency Revenue
                                            Bonds (Home Buyer), Series L, 6.65% due 10/01/2014 (c)                 3,246
                AA        A1        2,500   Rutgers State University, New Jersey, Refunding (State
                                            University of New Jersey), Series A, 6.50% due 5/01/2018               2,720

New Mexico--    A1+       P1        3,200   Hurley, New Mexico, PCR (Kennecott Santa Fe), VRDN, 4.10% due
0.6%                                        12/01/2015 (h)                                                         3,200



The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 1998 (continued)                                                   (in Thousands)
                S&P      Moody's     Face                                                                        Value
State          Rating    Rating     Amount                      Issue                                          (Note 1a)
New York--      AAA       Aaa     $ 5,000   Long Island Power Authority, New York, Electric System Revenue
26.8%                                       Bonds, Series A, 5.50% due 12/01/2029 (c)                           $  5,137
                AAA       Aaa       7,560   Metropolitan Transportation Authority, New York, Transportation
                                            Facilities Revenue Refunding Bonds, Series A, 4.75% due
                                            7/01/2024 (c)                                                          7,134
                                            New York City, New York, GO, UT:
                A         A2        1,520    6.25% due 6/15/2024                                                   1,671
                BBB+      A3          180    Series C, Sub-Series C-1, 7.50% due 8/01/2020                           202
                BBB+      A3          180    Series D, 7.50% due 2/01/2016                                           199
                BBB+      A3          260    Series D, 7.50% due 2/01/2019                                           288
                                            New York City, New York, Municipal Water Finance Authority,
                                            Water and Sewer System Revenue Bonds:
                AAA       Aaa      14,000    Series A, 6% due 6/15/2005 (b)                                       15,607
                AAA       Aaa       8,000    Series A, 5.50% due 6/15/2023 (e)                                     8,211
                AAA       Aaa       1,475    Series B, 5.50% due 6/15/2027 (c)                                     1,526
                AA        Aa3      14,000   New York City, New York, Transitional Finance Authority Revenue
                                            Bonds, Future Tax Secured, Series B, 4.50% due 11/15/2027             12,580
                                            New York State Dormitory Authority Revenue Bonds:
                AA        Aa2       1,000    (Cornell University), Series A, 7.375% due 7/01/2030                  1,080
                NR*       Aaa       2,570    (Ithaca College), 5% due 7/01/2026 (e)                                2,508
                AAA       Aaa       4,300    Refunding (City University System), Third Generation Resources,
                                             Series 1, 5.50% due 7/01/2024 (c)                                     4,452
                AAA       Aaa      10,000    Refunding (New York and Presbyterian Hospitals), 4.75% due
                                             8/01/2027 (e)(f)                                                      9,364
                A-        A3        3,250    Refunding (State University Educational Facilities), Series B,
                                             7% due 5/15/2016                                                      3,461
                AAA       Aa2       1,000    (Saint Vincent Hospital and Medical Center), 7.40% due
                                             8/01/2030 (f)                                                         1,105
                AAA       Aaa      16,000    (Sloan Kettering Memorial Cancer Center), 5.50% due
                                             7/01/2023 (c)                                                        17,135
                AAA       Aaa      10,000    (State University Educational Facilities), Series A, 4.75%
                                             due 5/15/2025 (c)                                                     9,428
                AAA       Aaa       5,500   New York State, HFA, Service Contract Obligation Revenue Bonds,
                                            Series C, 6.30% due 9/15/2002 (b)                                      6,075
                                            New York State Medical Care Facilities Finance Agency Revenue
                                            Bonds, Series A (b):
                AAA       Aaa       1,250    (New York Downtown Hospital), 6.70% due 2/15/2005                     1,444
                AAA       Aaa       3,500    (New York Hospital Mortgage), 6.80% due 2/15/2005 (e)(f)              4,064
                NR*       Aa2      10,705   New York State Power Authority, Revenue and General Purpose
                                            Bonds, Series Y, 6.75% due 1/01/2001 (b)                              11,592
                AAA       Aaa       1,940   Syracuse, New York, Housing Authority, Mortgage Revenue Bonds
                                            (Loretto Rest), Series A, 5.70% due 8/01/2027 (e)(f)                   2,054
                A+        Aa3       9,575   Triborough Bridge and Tunnel Authority, New York, General
                                            Purpose Revenue Bonds, Series X, 6.50% due 1/01/2019                  10,380
                A-        A1        5,325   Triborough Bridge and Tunnel Authority, New York, Special
                                            Obligation Refunding Bonds, Series B, 6.875% due 1/01/2015             5,755

New York &      AA-       A1        1,815   Port Authority of New York and New Jersey, Consolidated Bonds,
New Jersey--                                111th Series, 5% due 10/01/2032                                        1,767
0.3%

North           AAA       Aaa       1,330   North Carolina Eastern Municipal Power Agency, Power System
Carolina--                                  Revenue Refunding Bonds, Series A, 6.50% due 1/01/2018 (a)             1,589
0.5%            AA        Aa3       1,000   University of North Carolina, Hospital Revenue Bonds (Chapel
                                            Hill University, Board of Governors), 6% due 2/15/2024                 1,065


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 1998 (continued)                                                   (in Thousands)
                S&P      Moody's     Face                                                                        Value
State          Rating    Rating     Amount                      Issue                                          (Note 1a)
Ohio--0.6%      AA-       Aa3     $ 2,000   Ohio State Water Development Authority, Revenue Refunding Bonds
                                            (Water Development-Dayton Power), Series A, 6.40% due 8/15/2027     $  2,159
                A1+       Aaa       1,000   Scioto County, Ohio, Hospital Facilities Revenue Bonds (VHA
                                            Central Inc. Capital Asset), VRDN, Series E, 3.50% due
                                            12/01/2025 (e)(h)                                                      1,000

Oregon--0.6%    AAA       Aaa      10,000   Oregon Health Sciences, University Revenue Bonds, Series A,
                                            5.88% due 7/01/2021 (c)(j)                                             3,056

Pennsylva-      AAA       Aaa       7,000   Allegheny County, Pennsylvania, Hospital Development Authority,
nia--4.4%                                   Health System Revenue Refunding Bonds (Catholic Health East),
                                            Series A, 4.875% due 11/15/2026 (e)                                    6,639
                                            Altoona, Pennsylvania, City Water Authority Revenue Bonds,
                                            Series A (d):
                AAA       Aaa       2,460    6.50% due 11/01/2004 (b)                                              2,807
                AAA       Aaa          40    6.50% due 11/01/2019                                                     45
                AAA       Aaa       4,000   Erie, Pennsylvania, City School District, UT, Series A, 5.75%
                                            due 5/01/2006 (b)(c)                                                   4,381
                AA        Aa2      10,000   Pennsylvania State Higher Educational Facilities Authority,
                                            College and University Revenue Bonds (University of Pennsylvania
                                            Trustees), 4.75% due 7/15/2033                                         9,285

Rhode           AAA       Aaa       2,500   Rhode Island Port Authority and Economic Development Corporation,
Island--                                    Revenue Refunding Bonds (Shepard Building Project), Series B,
0.5%                                        6.75% due 6/01/2004 (b)(e)                                             2,868

South           AAA       Aaa       5,000   Florence County, South Carolina, Hospital Revenue Refunding
Carolina--                                  Bonds (McLeod Regional Medical Center Project), Series A, 4.75%
2.1%                                        due 11/01/2027 (c)                                                     4,667
                                            Piedmont Municipal Power Agency, South Carolina, Electric
                                            Revenue Refunding Bonds (d):
                AAA       Aaa       3,000    6.75% due 1/01/2019                                                   3,656
                AAA       Aaa       1,890    Series A, 6.50% due 1/01/2014                                         2,232
                AAA       Aaa         320    Series A, 6.50% due 1/01/2014 (a)                                       379

Texas--6.1%     AAA       Aaa       2,000   Brazos River Authority, Texas, Revenue Refunding Bonds (Houston
                                            Light and Power Company), Series B, 6.375% due 4/01/2012 (c)           2,188
                AAA       Aaa       5,455   Brownsville, Texas, Independent School District, UT, 4.75%
                                            due 8/15/2023                                                          5,145
                NR*       Aaa       4,490   Edcouch Elsa, Texas, Independent School District, UT, 4.75% due
                                            8/15/2022                                                              4,240
                AA        Aa2       4,000   Garland, Texas, Refunding and Improvement, UT, 4.50% due 2/15/2019     3,655
                AAA       Aaa       2,870   Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Bonds (Hermann Hospital Project), 6.375% due
                                            10/01/2004 (b)(c)                                                      3,223
                AAA       Aaa       2,250   Hurst Euless Bedford, Texas, Independent School District,
                                            Refunding, UT, 4.75% due 8/15/2028                                     2,111
                AAA       Aaa       4,700   Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                            Electric Company Project), 6.55% due 10/01/2022 (d)                    5,148
                AAA       Aaa       2,985   San Antonio, Texas, Water Revenue Bonds, 6.50% due 5/15/2010 (c)       3,257
                AA        Aa2       1,000   Texas State, Refunding (Veterans' Land), UT, 6.50% due 12/01/2021      1,090
                AA        Aa2       2,155   Texas State Veterans' Housing Assistance Fund II, AMT, UT,
                                            Series A, 7% due 12/01/2025                                            2,330



The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of June 30, 1998 (concluded)                                                   (in Thousands)
                S&P      Moody's     Face                                                                        Value
State          Rating    Rating     Amount                      Issue                                          (Note 1a)
Virginia--      AA        Aa2      $4,500   Henrico County, Virgina, IDA, Public Facility Lease Revenue
2.4%                                        Bonds (Henrico County Regional Jail Project), 7% due 8/01/2013      $  5,246
                                            Virginia State, HDA, Commonwealth Mortgage:
                AA+       Aa1       1,620    Series C, Sub-Series C-3, 6% due 1/01/2017                            1,711
                AA+       Aa1       2,500    Series D, Sub-Series D-1, 6.10% due 1/01/2019                         2,645
                NR*       Aaa       2,750   Virginia State Public Facilities, UT, 6.50% due 6/01/2003 (b)          3,082

Washington--    AA+       Aa1       4,000   Seattle, Washington, Refunding, 6.50% due 3/01/2017                    4,276
1.5%            AAA       Aaa       3,000   Tacoma, Washington, Refuse Utility Revenue Bonds, 7% due
                                            12/01/2004 (b)(e)                                                      3,508

Wisconsin--                                 Wisconsin Housing and EDA, Home Ownership Revenue Bonds,
2.2%                                        Series 1:
                AA        Aa        1,000    6.75% due 9/01/2015                                                   1,059
                AA        Aa        4,990    6.75% due 9/01/2017                                                   5,284
                AAA       Aaa       5,000   Wisconsin State Health and Educational Facilities Authority
                                            Revenue Bonds (Children's Hospital of Wisconsin Inc. Project),
                                            6.50% due 8/15/2002 (b)(d)                                             5,532

                                            Total Investments (Cost--$500,907)--99.4%                            527,656

                                            Other Assets Less Liabilities--0.6%                                    3,400
                                                                                                                --------
                                            Net Assets--100.0%                                                  $531,056
                                                                                                                ========


(a)Escrowed to maturity.
(b)Prerefunded.
(c)MBIA Insured.
(d)FGIC Insured.
(e)AMBAC Insured.
(f)FHA Insured.
(g)GNMA/FNMA Collateralized.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1998.
(i)FSA Insured.
(j)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Program.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

   See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statement of Assets and Liabilities                                                                  As of June 30, 1998
Assets:
Investments, at value (identified cost--$500,907,010) (Note 1a)                                             $527,655,750
Receivables:
 Interest                                                                                  $  9,190,514
 Securities sold                                                                                 25,000
 Capital shares sold                                                                              8,494        9,224,008
                                                                                           ------------
Prepaid registration fees and other assets (Note 1d)                                                              20,977
                                                                                                            ------------
Total assets                                                                                                 536,900,735
                                                                                                            ------------

Liabilities:
Payables:
 Securities purchased                                                                         5,213,589
 Investment adviser (Note 2)                                                                    218,473
 Capital shares redeemed.                                                                       158,068        5,590,130
                                                                                           ------------
Accrued expenses and other liabilities                                                                           254,550
                                                                                                            ------------
Total liabilities                                                                                              5,844,680
                                                                                                            ------------
Net Assets                                                                                                  $531,056,055
                                                                                                            ============

Net Assets Consist of:
Common Stock, $0.01 par value, 100,000,000 shares authorized                                                $    279,198
Paid-in capital in excess of par                                                                             492,174,053
Undistributed investment income--net                                                                             990,476
Undistributed realized capital gains on investments--net                                                      10,863,588
Unrealized appreciation on investments--net                                                                   26,748,740
                                                                                                            ------------

Net Assets:
Equivalent to $19.02 per share based on 27,919,796 shares outstanding                                       $531,056,055
                                                                                                            ============

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statement of Operations                                                           For the Six Months Ended June 30, 1998
Investment Income (Note 1c):
Interest and premium and discount earned                                                                    $ 14,344,069

Expenses:
Investment advisory fees (Note 2)                                                          $  1,322,396
Transfer agent fees                                                                             501,232
Accounting services (Note 2)                                                                     38,899
Custodian fees                                                                                   23,511
Professional fees                                                                                20,662
Registration fees (Note 1d)                                                                      18,755
Printing and shareholder reports                                                                 18,208
Pricing services                                                                                 10,187
Directors' fees and expenses                                                                      4,372
Other                                                                                             4,536
                                                                                           ------------
Total expenses                                                                                                 1,962,758
                                                                                                            ------------
Investment income--net                                                                                        12,381,311

Realized & Unrealized Gain (Loss) on Investments (Notes 1c & 3):
Realized gain on investments--net                                                                             10,860,131
Change in unrealized appreciation on investments--net                                                        (12,046,170)
                                                                                                            ------------
Net Increase in Net Assets Resulting from Operations                                                        $ 11,195,272
                                                                                                            ============

See Notes to Financial Statements.


                                                                                          For the Six         For the
The Municipal Fund Accumulation Program, Inc.                                             Months Ended       Year Ended
Statements of Changes in Net Assets                                                      June 30, 1998     Dec. 31, 1997
Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                     $ 12,381,311     $ 27,041,719
Realized gain on investments--net                                                            10,860,131       14,714,958
Change in unrealized appreciation on investments--net                                       (12,046,170)         470,433
                                                                                           ------------     ------------
Net increase in net assets resulting from operations                                         11,195,272       42,227,110
                                                                                           ------------     ------------

Dividends & Distributions to Shareholders (Note 1e):
Investment income--net                                                                      (12,632,831)     (27,042,103)
Realized gain on investments--net                                                            (3,976,715)      (5,189,519)
                                                                                           ------------     ------------
Net decrease in net assets resulting from dividends and distributions to
shareholders                                                                                (16,609,546)     (32,231,622)
                                                                                           ------------     ------------

Capital Share Transactions (Note 4):
Net decrease in net assets resulting from capital share transactions                         (7,124,893)     (18,249,666)
                                                                                           ------------     ------------

Net Assets:
Total decrease in net assets                                                                (12,539,167)      (8,254,178)
Beginning of period                                                                         543,595,222      551,849,400
                                                                                           ------------     ------------
End of period*                                                                             $531,056,055     $543,595,222
                                                                                           ============     ============

*Undistributed investment income--net                                                      $    990,476     $  1,241,996
                                                                                           ============     ============


See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Financial Highlights

                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                       June 30,      For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997      1996      1995       1994
Per Share Operating Performance:
Net asset value, beginning of period                                  $  19.22   $  18.85  $  19.22  $  17.51   $  19.79
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .45        .96       .98      1.01       1.03
Realized and unrealized gain (loss) on investments--net                   (.06)       .56      (.37)     1.71      (2.28)
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                           .39       1.52       .61      2.72      (1.25)
                                                                      --------   --------  --------  --------   --------
Less dividends and distributions:
 Investment income--net                                                   (.45)      (.96)     (.98)    (1.01)     (1.03)
 Realized gain on investments--net                                        (.14)      (.19)       --        --         --
                                                                      --------   --------  --------  --------   --------
Total dividends and distributions                                         (.59)     (1.15)     (.98)    (1.01)     (1.03)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of period                                        $  19.02   $  19.22  $  18.85  $  19.22   $  17.51
                                                                      ========   ========  ========  ========   ========

Total Investment Return:
Based on net asset value per share                                       2.08%+++   8.29%     3.36%    15.88%     (6.44%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets:
Expenses                                                                  .74%*      .72%      .83%      .86%       .89%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   4.68%*     5.05%     5.18%     5.40%      5.54%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of period (in thousands)                              $531,056   $543,595  $551,849  $581,679   $537,197
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                         83%       131%       72%       56%        61%
                                                                      ========   ========  ========  ========   ========


+++Aggregate total investment return.
  *Annualized.

See Notes to Financial Statements.




The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements

1. Significant Accounting Policies:
The Municipal Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued by the Program's pricing agent, Kenny S&P Evaluation Services ("Kenny"). The method used by Kenny to value the Program's securities is to obtain "quotes" on comparable securities of comparable quality and to value such Program securities similarly. These values are not necessarily bids or actual last sale prices, but are estimates of the price at which the pricing agent believes the Program could sell such portfolio securities. The Board of Directors has examined the methods to be used by the Program's pricing agent in estimating the value of portfolio securities and believes that such methods will reasonably and fairly approximate the price at which portfolio securities may be sold and will result in a good faith determination of the fair value of such securities.

(b) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (net of amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of 0.50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), Prudential Securities, Inc., Dean Witter Reynolds Inc., and Smith Barney, Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to 0.20%, on an annual basis, of the Program's average daily net assets.




The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)


Accounting services are provided to the Program by FAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1998 were $425,919,050 and $432,135,186, respectively.

Net realized gains for the six months ended June 30, 1998 and net unrealized gains as of June 30, 1998 were as follows:


                                  Realized       Unrealized
                                   Gains           Gains

Long-term securities            $10,860,131      $26,748,740
                                -----------      -----------
Total                           $10,860,131      $26,748,740
                                ===========      ===========


As of June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $26,748,740, of which $27,414,805 related to appreciated securities and $666,065 related to depreciated securities.

The aggregate cost of investments at June 30, 1998 for Federal income tax purposes was $500,907,010.


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Six Months                                 Dollar
Ended June 30, 1998                Shares          Amount

Shares sold                       1,634,032     $ 31,125,934
Shares issued to share-
holders in reinvestment
of dividends and
distributions                       815,262       15,542,238
                               ------------     ------------
Total issued                      2,449,294       46,668,172
Shares redeemed                  (2,818,685)     (53,793,065)
                               ------------     ------------
Net decrease                       (369,391)    $ (7,124,893)
                               ============     ============



For the Year Ended                                 Dollar
December 31, 1997                  Shares          Amount

Shares sold                       3,747,854     $ 71,019,225
Shares issued to share-
holders in reinvestment
of dividends and
distributions                     1,548,222       29,326,623
                               ------------     ------------
Total issued                      5,296,076      100,345,848
Shares redeemed                  (6,278,599)    (118,595,514)
                               ------------     ------------
Net decrease                       (982,523)    $(18,249,666)
                               ============     ============




Officers and Directors

Arthur Zeikel--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Richard R. West--Director
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Donald C. Burke--Vice President
Kenneth A. Jacob--Vice President
Roberto Roffo--Vice President
Gerald M. Richard--Treasurer
Susan B. Baker--Secretary

Custodian and Transfer Agent
The Bank of New York
101 Barclay Street
New York, NY 10007